March 29, 1999



U.S. Securities and Exchange Commission
Washington DC  20549

Dear Sir/Madam:

I have read Form 12b-25 for Medix Resources, Inc. for a 15 day extension on its Form 10-KSB for the year ended December 27, 1998, and I concur with the Part III narrative.

                                   Sincerely,



                                   /s/ Dave Steiner, Principal
                                       Dave Steiner, Principal
                                       Ehrhardt Keefe Steiner & Hottman PC

DJS/acf
Enclosures